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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                         Reported): November 12, 2002


           SSB VEHICLE SECURITIES INC. (as depositor under the Sale and Servicing Agreement, dated as of October 1, 2002).


                          SSB VEHICLE SECURITIES INC.
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            (Exact name of registrant as specified in its charter)



  Delaware                          333-63005                   13-4010808
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(State or Other Jurisdiction       (Commission               (I.R.S. Employer
     of Incorporation)             File Number)             Identification No.)

390 Greenwich Street
New York, New York                                                10013
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(Address of Principal                                           (Zip Code)
 Executive Offices)


 Registrant's telephone number, including area code: (212) 816-6000

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Former Address:

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Item 5.  Other Events

     On November 12, 2002, SSB Vehicle Securities, Inc. (the "Company") entered into a Sale and Servicing Agreement dated as of October 1, 2002 (the "Sale and Servicing Agreement"), by and among, the Company, as depositor, SSB Auto Loan Trust 2002-1 (the "Issuer"), as issuer, Salomon Brothers Realty Corp., as seller Systems & Services Technologies, Inc., as servicer and custodian, JPMorgan Chase Bank (the "Bond Administrator), as bond administrator, and Bank One, NA, as indenture trustee (the "Trustee"). The Sale and Servicing Agreement is annexed hereto as Exhibit 10.1.

     On November 12, 2002, the Issuer, the Bond Administrator and the Trustee entered into an indenture dated as of October 1, 2002 (the "Indenture"). The Indenture is attached hereto as Exhibit 4.1. On November 12, 2002 the Company and Wilmington Trust Company entered into a trust agreement (the "Trust Agreement"). The Trust Agreement is attached hereto as Exhibit 4.2.

Item 7.  Financial Statements, Pro Forma Financial

         Information and Exhibits.

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

           4.1    Indenture

           4.2    Trust Agreement

          10.1    Sale and Servicing Agreement


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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

SSB VEHICLE SECURITIES INC.


By: /s/ John P. Ebbett Jr.
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    Name: John P. Ebbett Jr.
    Title: Secretary

Dated: November 20, 2002


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                                 Exhibit Index
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Exhibit
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  4.1.   Indenture

  4.2    Trust Agreement

 10.1.   Sale and Servicing Agreement